EFFECTIVE September 2, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 29, 2005



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Minnesota                       0-944                   41-0783184
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               file number)           Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Section 1 - Registrant's Business and Operations Item 1.01 Entry into a Material Definitive Agreement.

The Company maintains an Incentive Compensation Program ("the Program") for its Officers and other key management and technical employees. For fiscal year 2005 the Program initially provided target cash bonus and stock option awards for the Corporation's Officers based on corporate and individual performance as measured against specified goals and objectives, in the following amounts:

--------------------------------------------------------------------------------
  Name and Title                                     Target Cash    Target Stock
                                                        Bonus          Option
                                                         ($)         (# Shares)
--------------------------------------------------------------------------------
  Robert G. Dutcher, Chairman, CEO, President          173,000          55,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Irving R. Colacci, VP, Legal Affairs & Human          94,600          23,000
  Resources, General Counsel and Secretary
--------------------------------------------------------------------------------
  James G, Gustafson, VP, Research, Development
  and Engineering                                      111,000          23,000
--------------------------------------------------------------------------------
  Robert J. Scott, VP, Manufacturing and IT            102,500          23,000
--------------------------------------------------------------------------------
  Shawn F. McCarrey, VP, Worldwide Sales                54,400          23,000
--------------------------------------------------------------------------------

The Compensation Committee of the Company's Board of Directors, at its April 14, 2005 meeting, approved a revision to the Program for Executive Officers as it relates to target cash bonus compensation. The revised Plan for fiscal year 2005 replaced 40% of each Officer's target cash bonus compensation amount with restricted stock to be awarded at the end of the fiscal year. The number of shares of restricted stock to be awarded was to be determined based on the achievement of individual and corporate performance that would have resulted in a cash bonus and would be equal in value to the 40% of cash bonus foregone divided by $13 per share. The restricted stock to be awarded was to vest if and when the stock achieves a value of $13 per share or three years following the date of grant, whichever event shall first occur. A total value of $255,720 of cash compensation would be awarded in the form of 19,670 shares of restricted stock granted to six individuals in the event that corporate and individual performance is determined to be 100% of specified goals and objectives. The total amount granted would be greater or lesser than the target amount in the event that performance is assessed at greater or lesser than 100%.

The Compensation Committee of the Company's Board of Directors, at its August 29, 2005 meeting, adjusted the base salaries to be paid to the Company's Officers for fiscal year 2006, assessed fiscal year 2005 corporate and individual performance, approved Incentive Compensation Awards for all Participants in the Company's Incentive Compensation Program, and issued stock option and restricted stock awards to the Corporation's Officers as shown in the following Table. Variable equitable compensation targets and the CEO's Cash Bonus Target for Fiscal Year 2006 have not, at this time, been finalized.

---------------------------------------------------------------------------------------------------------------------------------
Name and Title                Fiscal Year 2006     Fiscal Year    Actual Fiscal Year    Actual Fiscal Year   Actual Fiscal Year
                                 Base Salary       2006 Target           2005                  2005            2005 Restricted
                                    ($)            Cash Bonus         Cash Bonus        Stock Option Award       Stock Award
                                                       ($)                ($)               (# Shares)           (# Shares)
---------------------------------------------------------------------------------------------------------------------------------
Robert G. Dutcher,                341,544        Not Determined         104,800               55,300                5,323
Chairman, CEO, and
President
---------------------------------------------------------------------------------------------------------------------------------
Irving R. Colacci,                173,000            110,000            57,300                23,100                2,911
VP, Legal Affairs & HR,
General Counsel and
Secretary
---------------------------------------------------------------------------------------------------------------------------------
James G, Gustafson, VP,           172,000            122,000            67,200                23,100                3,415
Research, Develop. &
Engineering
---------------------------------------------------------------------------------------------------------------------------------
Robert J. Scott,                  145,000            100,000            61,500                23,000                3,154
VP, Manufacturing/IT
---------------------------------------------------------------------------------------------------------------------------------
Shawn F. McCarrey, VP,            185,000            185,000            32,900                23,100                1,674
Worldwide Sales
---------------------------------------------------------------------------------------------------------------------------------
Jules L. Fisher,                  180,000            120,000        Not Applicable        Not Applicable       Not Applicable
VP, Finance/CFO
---------------------------------------------------------------------------------------------------------------------------------



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    September 2, 2005
                                       POSSIS MEDICAL, INC.


                                       By:  /s/ Irving R. Colacci
                                            ------------------------------------
                                            Irving R. Colacci
                                            Vice President, Legal Affairs &
                                            Human Resources, General Counsel and
                                            Secretary